Exhibit 10 (dd)
FIRST AMENDMENT TO THE
INTEGRATED METAL TECHNOLOGY, INC.
BARGAINING UNIT RETIREMENT PLAN
(October 1, 2001 Restatement)
     This First Amendment to the October 1, 2001 Restatement of the Integrated Metal Technology, Inc. Bargaining Unit Retirement Plan (the “Plan”) is adopted by Integrated Metal Technology, Inc. (the “Employer”) with reference to the following:
     A. The Employer and its predecessors have maintained the Plan since October 1, 1966 to provide retirement benefits to Employees who are in the bargaining unit represented by Local 6-0410 of the Paper, Allied Industrial, Chemical and Energy Workers International Union, AFL-CIO, Canadian Labour Congress (the “Union”); and
     B. The Employer wishes to amend the Plan further to provide for the increases negotiated by the Employer and the Union in their most recent collective bargaining agreement.
     NOW, THEREFORE, the Plan is amended as follows:
     1. Section 5.2(a) is amended in its entirety to read as follows:
(a) General Rule. The monthly pension benefit payable for life to a Participant who is entitled to a Normal Retirement Benefit shall be an amount equal to his Years of Credited Service multiplied by the applicable benefit rate determined from the following table:

Participant’s Date of Retirement	Benefit Rate
October 1, 1976 – September 30, 1978	$5.50
October 1, 1978 – September 30, 1979	$6.00
October 1, 1979 – September 30, 1980	$6.50
October 1, 1980 – September 30, 1982	$7.00
October 1, 1982 – September 30, 1983	$7.50
October 1, 1983 = September 30, 1985	$8.00
October 1, 1985 – September 30, 1986	$8.50
October 1, 1986 – September 30, 1987	$9.25
October 1, 1987 – December 14, 1990	$10.00
December 15, 1990 – December 14, 1991	$11.00
December 15, 1991 – December 14, 1992	$12.00
December 15, 1992 – December 15, 1993	$13.00
December 16, 1993 – December 15,1994	$16.00
December 16, 1994 – December 15, 1995	$18.00
December 16, 1995 – December 15, 2001	$21.00
December 16, 2001 – December 14, 2002	$23.00
December 15, 2002 – December 20, 2003	$24.00
December 21, 2003 – January 14, 2005	$25.00
January 15, 2005 – December 18, 2005	$27.00
December 19, 2005 – December 17, 2006	$29.00
On or After December 18, 2006	$31.00
     2. This Amendment will be effective as of January 15, 2005.

     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 1st day of May, 2006.

INTEGRATED METAL TECHNOLOGY, INC. By Brian C. Walker Its President